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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 16, 2001, relating to the financial statements, which appear in Red Hat, Inc.'s Annual Report on Form 10-K for the year ended February 28, 2001.


/s/ PricewaterhouseCoopers LLP
Raleigh, North Carolina
April 19, 2001